Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2021
Earnings (Loss) Per Share
Earnings (Loss) Per Share
14.	Net Income (Loss) Per Share

Net income (loss) per share is computed using the two-class method. Basic net income (loss) per share is computed using the weighted average number of shares of common stock outstanding for the period. Diluted net income (loss) per share reflects the effect of the assumed exercise of stock options, the vesting of restricted stock units, the exercise of warrants, the conversion of the Notes, and the conversion of convertible preferred stock only in the periods in which such effect would have been dilutive.

Undistributed earnings were allocated to convertible preferred stock and shares of Class A common stock, Class B common stock, and Class C common stock based on the contractual participation rights of each as if earnings for the year had been distributed. Holders of convertible preferred stock were entitled to noncumulative annual dividends at a rate of 8% of the applicable original issue price when, as and if declared by the Company’s board of directors and prior to and in preference of payment of dividends on the Company’s common stock. Thereafter, dividends were distributed among holders of Class A common stock, Class B common stock and convertible preferred stock on a proportionate basis, based on the number of shares of common stock that would be held by each holder if all shares of convertible preferred stock were converted to Class B common stock at the then effective conversion rate.

Holders of convertible preferred stock did not participate in losses and, accordingly, losses for the year ended December 31, 2019 were allocated entirely to holders of Class A, Class B, and Class C common stock. For the years ended December 31, 2021, 2020, and 2019, net loss per share amounts were the same for Class A, Class B, and Class C common stock because the holders of each class are entitled to equal per share dividends.

The table below presents the computation of basic and diluted net income (loss) per share:

	Year Ended December 31,
	2021	2020	2019
Numerator:
Net income (loss)	$25,876	$11,156	$(36,919)
Net income attributable to the redeemable noncontrolling interest	936	820	273
Net income attributable to noncontrolling interests	228
Allocation of undistributed earnings to convertible preferred stock	24,712	10,336	—
Net income (loss) attributable to holders of Class A, Class B, and Class C common stock for basic net income (loss) per share	$—	$—	$(37,192)
Add: interest on Notes	1,317	—	—
Deduct: change in fair value of derivative liability	(26,745)	—	—
Reallocation of undistributed earnings to convertible preferred stock	24,712	—	—
Net income (loss) attributable to holders of Class A, Class B, and Class C common stock for diluted net income (loss) per share	$(716)	$—	$(37,192)
Denominator:
Weighted average common shares outstanding, basic	27,048	11,942	11,804
Impact of assumed conversion of Notes	953	—	—
Weighted average common shares outstanding, diluted	28,001	11,942	11,804

Net income (loss) per common share, basic	$0.00	$0.00	$(3.15)
Net income (loss) per common share, diluted	$(0.03)	$0.00	$(3.15)

The table below presents the details of securities that were excluded from the calculation of diluted net income (loss) per share as the effect would have been anti-dilutive:

	2021	2020	2019
Stock options	4,560	9,831	10,715
Restricted stock units	2,779	—	—
Warrants	9,876	—	—
Convertible preferred stock	—	94,360	94,360

Additionally, the calculation of diluted net income (loss) per share excluded 2.4 million, 2.5 million, and 2.6 million restricted stock units at December 31, 2021, 2020, and 2019, respectively, for which the related liquidity condition had not been met.